AGREEMENT OF SALE

AGREEMENT OF SALE, made as of January 5, 2004, between **Thomas Gramuglia**, having an address at 12 Serra Lane, Massena, NY 13662 ("Seller"), and **Cynthia Cassell**, having an address at 4198 Hilltop Drive, Park City, Utah 84096 ("Purchaser")

1. **Agreement to Sell** Seller agrees to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, the forty (40) shares of the capital stock of **Hindsight Records, Inc.**, a corporation organized under the laws of California (the "Corporation"), said shares constituting all of the authorized and issued shares of the Corporation (the "Shares")

2. **Purchase Price** The purchase price to be paid by Purchaser:

   (a) by the payment of Eight Hundred Thousand Dollars ($800,000.00) at the closing by the execution and delivery of a Promissory Note by Purchaser to Seller in said amount, substantially in the form of Exhibit A hereto (the "Promissory Note"), and

   (b) by taking title subject to and assuming payment of the Existing Indebtedness in said principal amount, and paying the same according to the terms thereof

3. **The Closing** The "closing" means the settlement of the obligations of Seller and Purchaser to each other under this agreement, including the payment of the purchase price to Seller as provided in Article 1 hereof and the delivery of the closing documents provided for in Article 4 hereof. The closing shall be held at the offices of hindsight Records, Inc., 63 Trade Road, Massena, New York 13662, on January 5, 2004 (the "closing date")

4. **Closing Documents** At the closing Seller shall execute and deliver to Purchaser:

   (a) the certificate or certificates for the Shares, duly endorsed so as to effectively transfer ownership of the Shares to Purchaser, together with all appropriate federal and state transfer tax stamps affixed

   (b) letters of resignation from each director and officer of the Corporation, effective as of the closing hereunder

   (c) the Certificate of Incorporation or other organizational documents of the Corporation, and the Bylaws, minute book, stock certificate book, and seal of the Corporation; any bills, vouchers, records showing the ownership of the furniture, furnishings, equipment, other property used in the operation of the Corporation, and all other books of account, records and contracts of the Corporation

(d) such other instruments as may be necessary or proper to transfer to Purchaser all other ownership interests in the Corporation to be transferred under this agreement

At the closing Purchaser shall execute and deliver to Seller:

(a) an Assumption of the Existing Indebtedness in form and substance satisfactory to Seller's attorney

5. **Representations and Warranties of Seller** Seller represents and warrants to Purchaser as follows:

(a) Seller has full power and authority to carry out and perform his undertakings and obligations as provided herein

(b) No action, approval, consent or authorization of any governmental authority is necessary for Seller to consummate the transactions contemplated hereby

(c) The Corporation is a corporation duly organized under the laws of California, and the Corporation is validly existing and has not been dissolved

(d) Seller is the owner of the Shares, and the Shares are all of the issued and outstanding shares of stock of the Corporation All of the Shares have a par value of One Hundred Dollars, are fully paid and non-assessable, have not been assigned, pledged or hypothecated, and are free of all liens, claims and encumbrances, except as set forth herein

(e) There are no violations of any law or governmental rule or regulation pending against Seller, the Shares or the Corporation

(f) There are no judgments, liens, suits, actions or proceedings pending against Seller, the Shares or the Corporation

(g) The Corporation has not entered into, and is not subject to, any: (i) written contract or agreement for the employment of any employee of the business, (ii) contract with any labor union or guild; (iii) pension, profit-sharing, retirement, bonus, insurance, or similar plan with respect to any employee of the business, or (iv) similar contract or agreement affecting or relating to the Corporation

(h) The Corporation has filed each tax return, including without limitation all income, excise, property, gain, sales, franchise and license tax returns, required to be filed by the Corporation prior to the date hereof Each such return is true, complete and correct, and the Corporation has paid all taxes, assessments and charges of any governmental authority required to be paid by it and has created reserves or made provision for all taxes accrued but not yet payable

6. **Representations and Warranties of Purchaser** Purchaser represents and warrants to Seller as follows:

(a) Purchaser has full power and authority to carry out and perform her undertakings and obligations as provided herein

(b) No action, approval, consent or authorization of any governmental authority is necessary for Purchaser to consummate the transactions contemplated hereby

7. **No Other Representations** Purchaser acknowledges that neither Seller nor any representative or agent of Seller has made any representation or warranty (expressed or implied) regarding the Corporation, or any matter or thing affecting or relating to this agreement, except as specifically set forth in this agreement

8. **Conduct of the Business** Seller, until the closing, shall:

(a) conduct the business in the normal, useful and regular manner;

(b) use his best efforts to preserve the business and the goodwill of the customers and suppliers of the business and others having relations with Seller; and

(c) give Purchaser and her duly designated representatives reasonable access to the premises of the Corporation and the books and records of the Corporation, and furnish to Purchaser such data and information pertaining to the Corporation as Purchaser from time to time reasonably may request

9. **Conditions to Closing** The obligations of the parties to close hereunder are subject to the following conditions.

(a) All of the terms, covenants and conditions to be complied with or performed by the other party under this agreement on or before the closing shall have been complied with or performed in all material respects

(b) All representations or warranties of the other party herein are true in all material respects as of the closing date

(c) On the closing date, there shall be no liens or encumbrances against the Corporation, except as provided for herein

If Purchaser shall be entitled to decline to close the transactions contemplated by this agreement, but Purchaser nevertheless shall elect to close, Purchaser shall be deemed to have waived all claims of any nature arising from the failure of Seller to comply with the conditions or other provisions of this agreement of which Purchaser shall have actual knowledge at the closing

10. **Brokerage** The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement or the transactions contemplated hereby, and no broker or any other person is entitled to receive any brokerage commission, finder's fee or similar compensation in connection with this agreement or the transactions contemplated hereby Each of the parties shall indemnify and hold the other harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, pertaining to any broker, finder or other person with whom such party has dealt

11. **Notices** All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by Federal Express courier or by registered or certified mail. return receipt requested. with postage prepaid, to Seller or Purchaser, as the case may be, at their addresses first above written. or at such other addresses as they may designate by notice given hereunder

12. **Survival** The representations, warranties and covenant contained herein shall survive the delivery of the Bill of Sale and shall continue in full force and effect after the closing. except to the extent waived in writing

13. **Entire Agreement** This agreement contains all of the terms agreed upon between Seller and Purchaser with respect to the subject matter hereof This agreement has been entered into after full investigation

14. **Changes Must Be In Writing** This agreement may not be altered. amended, changed. modified. waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound

15. **Governing Law** This agreement shall be governed by and construed in accordance with the laws of the State of New York

16. **Binding Effect** This agreement shall not be considered an offer or an acceptance of an offer by Seller, and shall not be binding upon Seller until executed and delivered by both Seller and Purchaser Upon such execution and delivery, this agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs. executors administrators. successors and permitted assigns

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written

Thomas Gramuglia

Cynthia Cassell

EXHIBIT A

PROMISSORY NOTE

STATE OF NEW YORK, COUNTY OF ST LAWRENCE, ss

January 5, 2004 $800,000.00

FOR VALUE RECEIVED, Cynthia Cassell, having an address at 4198 Hilltop Drive, Park City, Utah 84096 ("Maker"), hereby covenants and promises to pay to Thomas Gramuglia, having an address at 12 Serra Lane, Massena, NY 13662 ("Payee"), or order, at Payee's address first above written or at such other address as Payee may designate in writing, Eight Hundred Thousand Dollars ($800,000.00), lawful money of the United States of America, together with interest thereon at a rate of 4%, computed from the date hereof, commencing with equal monthly payments on March 1, 2005, and each month thereafter for sixty (60) consecutive months.

Maker covenants and agrees with Payee following:

1 Maker will pay the indebtedness evidenced by this Note as provided herein

2 The obligations of Maker under this Note are subject to the limitation that payments of interest shall not be required to the extent that the charging of or the receipt of any such payment by Payee would be contrary to the provisions of law applicable to Payee limiting the maximum rate of interest which may be charged or collected by Payee

3 The holder of this Note may declare the entire unpaid amount of principal and interest under this Note to be immediately due and payable if Maker defaults in the due and punctual payment of any installment of principal or interest hereunder

4 Maker, and all guarantors, endorsers and sureties of this Note, hereby waive presentment for payment, demand, protest, notice of protest, notice of nonpayment, notice of intention to accelerate maturity, notice of acceleration of maturity, and notice of dishonor of this Note. Maker and all guarantors, endorsers and sureties consent that the holder of this Note at any time may extend the time of payment of all or any part of the indebtedness secured hereby, or may grant any other indulgences

5 Any notice or demand required or permitted to be made or given hereunder shall be deemed sufficiently given or made if given by personal service or by Federal Express courier or by certified or registered mail, return receipt requested, addressed, if to Maker, at Maker's address first above written, or if to Payee, at Payee's address first above written Either party may change its address by like notice to the other party

6. This Note may not be changed or terminated orally, but only an agreement in writing signed by the party against whom enforcement of any change, modification, termination, waiver, or discharge is sought This Note shall be construed and enforced in accordance with the laws of New York

IN WITNESS WHEREOF Maker has executed this Note as of the date first above written

Cynthia Cassell

BILL OF SALE

Thomas Gramuglia, residing at 12 Serra Lane, Massena, NY 13662, ("Seller"), for and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, does hereby bargain, sell, grant and convey unto **Cynthia Cassell**, 4198 Hilltop Drive Park City, UT 84096 ("Buyer"), all of Seller's right, title and interest in the following Assets of **Hindsight Records, Inc.**, "AS IS" located at, 63 Trade Road, Massena, New York 13662, and any other place so located

- ☐ All FORTY (40) shares of common stock of Hindsight Records, Inc
- ☐ All real property
- ☐ All office furniture, supplies and equipment
- ☐ All brochures, videos and other marketing materials
- ☐ All customer lists and sales information
- ☐ All computer equipment and related items
- ☐ All Accounts receivables
- ☐ All Bank Accounts and Cash On Hand
- ☐ Any and All Assets as Set forth on the Annexed Schedule

This bill of sale is expressly made subject to and a part of that certain Asset Purchase Agreement, dated as of January 5, 2004, by and between Seller and Buyer and all rights and responsibilities relating to this Bill of Sale shall be governed thereby

IN WITNESS WHEREOF, Seller and Buyer have executed this bill of sale:

January 5, 2004

Seller

____
Thomas Gramuglia

Buyer

____
Cynthia Cassell

Exhibit 10.6(b)

Agreement of Sale

AGREEMENT OF SALE, made as of December 28, 2005, between Michelex Corporation, having an address at 455 East 500 Souht, Salt Lake City, UT 84111 ("Seller"), and Thomas Gramuglia. having an address at 12 Serra Lane, Massena, NY 13662 ("Purchaser")

1. **Agreement to Sell.** Seller agrees to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, the 40 shares of the capital stock of HINDSIGHT RECORDS, INC , a corporation organized under the laws of California (the "Corporation"), said shares constituting all of the authorized and issed shares of the Corporation (the "Shares").
2. **Purchase Price.** The purchase price to be paid by Purchaser.

(a) by the payment of Eight Hundred Thousand Dollars ($800,000 00) at the closing and payment will be in the form of canceling the Promissory Note due to the Purchaser from the Seller, substantially in the form of Exhibit "A" hereto, and
(b) by taking title subject to and assuming payment of the Existing Indebtedness in said principal amount, and paying the same according to the terms thereof; and
(c) by Seller assuming the remaining debt to Highgate in the sum of Six Hundred Fifty Thousand Dollars ($650,000 00), substantially in the form of Exhibit "B" hereto

3. **The Closing.** The "closing" means the settlement of the obligations of Seller and Purchaser to each other under this agreement The closing shall be held at the offices of Hindsight Records, Inc , 63 Trade Road, Massena, New York, 13662, on December 28, 2005
4. **Closing Documents.** At the closing Seller shall execute and deliver to Purchaser

(a) the certificate or certificates for the Shares, duly endorsed so as to effectively transfer ownership of the Shares to Purchaser, together with all appropriate federal and state transfer tax stamps affixed
(b) Letters of resignation from each director and officer of the Corporation, effective as of the closing hereunder
(c) the Certificate of Incorporation or other organizational documents of the Corporation, and the Bylaws, minute book, stock certificate book, and seal of the Corporation; any bills, vouchers, records showing the ownership of the furniture, furnishings, equipment, other property used in the operation of the Corporation, and all other books of account, records and contracts of the Corporation

(d) such other instruments as may be necessary or proper to transfer to Purchaser all other ownership interests in the Corporation to be transferred under this agreement

At the closing Purchaser shall execute and deliver to Seller:

(a) an Assumption of the Existing Indebtedness in form and substance satisfactory to Seller's attorney

5. **<u>Representations and Warranties of Seller</u>** Seller represents and warrants to Purchaser as follows:

(a) Seller has full power and authority to carry out and perform his undertakings and obligations as provided herein

(b) No action, approval, consent or authorization of any governmental authority is necessary for Seller to consummate the transactions contemplated hereby

(c) The Corporation is a corporation duly organized under the laws of California, and the Corporation is validly existing and has not been dissolved

(d) Seller is the owner of the Shares, and the Shares are all of the issued and outstanding shares of stock of the Corporation All of the Shares have a par value of One Hundred Dollars, are fully paid and non-assessable, have not been assigned, pledged or hypothecated, and are free of all liens, claims and encumbrances, except as set forth herein

(e) There are no violations of any law or governmental rule or regulation pending against Seller, the Shares or the Corporation

(f) There are no judgments, liens, suits, actions or proceedings pending against Seller, the Shares or the Corporation

(g) The Corporation has not entered into, and is not subject to, any: (i) written contract or agreement for the employment of any employee of the business; (ii) contract with any labor union or guild; (iii) pension, profit-sharing, retirement, bonus, insurance, or similar plan with respect to any employee of the business; or (iv) similar contract or agreement affecting or relating to the Corporation

(h) The Corporation has filed each tax return, including without limitation all income, excise, property, gain, sales, franchise and license tax returns, required to be filed by the Corporation prior to the date hereof Each such return is true, complete and correct, and the Corporation has paid all taxes, assessments and charges of any governmental authority required to be paid by it and has created reserves or made provision for all taxes accrued but not yet payable

6. Representations and Warranties of Purchaser Purchaser represents and warrants to Seller as follows:

(a) Purchaser has full power and authority to carry out and perform her undertakings and obligations as provided herein

(b) No action, approval, consent or authorization of any governmental authority is necessary for Purchaser to consummate the transactions contemplated hereby

7. No Other Representations Purchaser acknowledges that neither Seller nor any representative or agent of Seller has made any representation or warranty (expressed or implied) regarding the Corporation, or any matter or thing affecting or relating to this agreement, except as specifically set forth in this agreement

8. Conduct of the Business Seller, until the closing, shall:

(a) conduct the business in the normal, useful and regular manner;

(b) use his best efforts to preserve the business and the goodwill of the customers and suppliers of the business and others having relations with Seller; and

(c) give Purchaser and her duly designated representatives reasonable access to the premises of the Corporation and the books and records of the Corporation, and furnish to Purchaser such data and information pertaining to the Corporation as Purchaser from time to time reasonably may request

9. Conditions to Closing. The obligations of the parties to close hereunder are subject to the following conditions:

(a) All of the terms, covenants and conditions to be complied with or performed by the other party under this agreement on or before the closing shall have been complied with or performed in all material respects

(b) All representations or warranties of the other party herein are true in all material respects as of the closing date

(c) On the closing date, there shall be no liens or encumbrances against the Corporation, except as provided for herein

If Purchaser shall be entitled to decline to close the transactions contemplated by this agreement, but Purchaser nevertheless shall elect to close, Purchaser shall be deemed to have waived all claims of any nature arising from the failure of Seller to comply with the conditions or other provisions of this agreement of which Purchaser shall have actual knowledge at the closing

10. **Brokerage** The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement or the transactions contemplated hereby, and no broker or any other person is entitled to receive any brokerage commission, finder's fee or similar compensation in connection with this agreement or the transactions contemplated hereby. Each of the parties shall indemnify and hold the other harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, pertaining to any broker, finder or other person with whom such party has dealt

11. **Notices** All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by Federal Express courier or by registered or certified mail, return receipt requested, with postage prepaid, to Seller or Purchaser, as the case may be, at their addresses first above written. or at such other addresses as they may designate by notice given hereunder

12. **Survival** The representations, warranties and covenant contained herein shall survive the delivery of the Bill of Sale and shall continue in full force and effect after the closing, except to the extent waived in writing

13. **Entire Agreement** This agreement contains all of the terms agreed upon between Seller and Purchaser with respect to the subject matter hereof. This agreement has been entered into after full investigation.

14. **Changes Must Be In Writing** This agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound

15. **Governing Law**. This agreement shall be governed by and construed in accordance with the laws of the State of New York

16. **Binding Effect** This agreement shall not be considered an offer or an acceptance of an offer by Seller, and shall not be binding upon Seller until executed and delivered by both Seller and Purchaser Upon such execution and delivery, this agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written

____
Michelex Corporation

____
Thomas Gramuglia